Exhibit 99.1

Nxt-ID, Inc. Announces Filing of Form 10 Registration Statement for Planned Spin-Off of its Payments Business

SEBASTIAN, Florida, April 30, 2019 – Nxt-ID, Inc. (NASDAQ: NXTD) today announced that a Form 10 Registration Statement was filed with the U.S. Securities and Exchange Commission in connection with the planned spin-off of its payments, authentication and credential management business (the “Payments Business”). The Form 10 Registration Statement is used to register a class of securities that are intended to be traded publicly and is subject to review and approval of the Securities and Exchange Commission.

“This filing marks an important next step in the planned spin-off of our Fit Pay, Inc. (“Fit Pay”) subsidiary and our payments business,” said Chief Executive Officer Gino Pereira. “The spin-off will create two independent companies focused on delivering significant ongoing value to our shareholders within their respective markets.”

Nxt-ID (or the “Company”) previously announced that it intends to separate its payments, authentication and credential management business into an independent company and distribute those shares to Nxt-ID shareholders through the execution of a spin-off, which it believes will qualify as a tax-free distribution. Immediately following the transaction, Nxt-ID shareholders, who own shares of Nxt-ID on the spin-off Record Date, which has not yet been announced, will own shares of both companies. The new company, PartX, Inc. (“PartX”), will include the assets acquired in the May 2017 business combination with Fit Pay, Inc. as well as the payment, authentication and credential management assets the Nxt-ID developed previously.

“This spin-off will enable both companies to execute business plans that leverage their core strengths and to present clear, well-defined value proposition for our shareholders, partners and customers,” said Michael Orlando, COO of Nxt-ID, president of Fit Pay, Inc. and incoming Chief Executive Officer of PartX, Inc. “This more singular focus, along with a more concentrated and efficient use of resources, will fully empower both companies to maximize shareholder value.”

The Company believes the spin-off will provide a number of benefits, including: (1) enhanced strategic and management focus on the core business and growth of each company; (2) more efficient capital allocation, direct access to capital and expanded growth opportunities for each company; (3) improved investor understanding of the business strategy and operating results of each company; and (4) enhanced investor choice by offering investment opportunities in separate entities.

PartX, Inc.

The new company, PartX, will include the payment, authentication and credential management assets of Nxt-ID and Fit Pay, Inc, including Fit Pay’s Token Requester Platform, which enables cardholders to securely add their payment credentials to devices that are integrated with Fit Pay’s token management solution. The Platform allows device manufacturers, merchants, banks and any other entities making digital transactions to offer their customers a safe and convenient payment experience. FitPay is one of the first successfully commercialized token requestor service providers to be integrated with the major payment card networks.

PartX’s core capabilities also include the development of payment and authentication devices that leverage NFC (near field communication), cryptocurrency, and blockchain technology. It is currently developing secure, connected devices that are focused on digital payments and loyalty programs, which will be distributed through partnerships and offered direct to consumers. The assets of the new company will include a portfolio of payment, authentication and blockchain technology patents that have been filed by or issued to Nxt-ID and Fit Pay.

Nxt-ID and LogicMark

Assets associated with Nxt-ID’s healthcare subsidiary, LogicMark, LLC, will remain with the Company along with the assets under 3D-ID, LLC. LogicMark produces a range of products within the personal emergency response system (PERS) market. The Company has differentiated itself by offering non-monitored products, which only require a one-time purchase price, instead of a recurring monthly contract, offering a significant value proposition over monitored solutions.

Transaction Details

The registration statement may be accessed at www.sec.gov under the name PartX, Inc., the new corporate name for the parent company of the Payments Business. The registration statement provides information regarding the business, strategy, and historical financial results of PartX, as well as further details on the anticipated terms of separation and distribution and tax matters agreements between Nxt-ID and PartX in connection with the planned spin-off. PartX expects to update its registration statement in subsequent amendments as additional information is finalized prior to the spin-off.

The spin-off of this business is subject to final approval by the Nxt-ID Board of Directors, execution of transition services and assignment agreements, arrangement of financing facilities, the effectiveness of the registration statement, and other customary conditions. The separation will not require a shareholder vote and is expected to be completed in the second quarter of 2019. PaxtX has applied to list on the OTCQB of the OTC Markets Group Inc. Following the spin-off, Nxt-ID will continue to trade on the Nasdaq Capital Market under the symbol “NXTD.”

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About Nxt-ID, Inc.

Nxt-ID, Inc. (NASDAQ: NXTD) provides a comprehensive platform of technology products and services that enable the Internet of Things (IoT). With extensive experience in access control, biometric and behavior-metric identity verification, security and privacy, encryption and data protection, payments, miniaturization and sensor technologies, Nxt-ID develops and markets groundbreaking solutions for payment and IoT applications. Its industry-leading technology products and solutions include MobileBio®, a suite of biometric solutions that secure consumers’ mobile platforms, the Wocket™, a next-generation smart wallet and the Flye, a digital credit card developed in collaboration with WorldVentures.

Nxt-ID includes three mobile and IoT-related subsidiaries: LogicMark, LLC, a manufacturer and distributor of non-monitored and monitored personal emergency response systems (“PERS”) sold through dealers/distributors and the United States Department of Veterans Affairs; Fit Pay, Inc., a proprietary technology platform that delivers end-to-end solutions to device manufacturers for contactless payment capabilities, credential management, authentication and other secure services within the IoT ecosystem, and 3D-ID LLC, which is engaged in biometric identification and authentication. Learn more about Nxt-ID at www.nxt-id.com. Fit Pay and the Fit Pay Payment Platform are the sole property of Fit Pay, Inc. For Nxt-ID Inc. corporate information contact: info@nxt-id.com

Forward-Looking Statements for Nxt-ID: This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Forward-looking statements include statements herein with respect to the successful execution of the Company’s business strategy. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Such risks and uncertainties include, among other things, our ability to establish and maintain the proprietary nature of our technology through the patent process, as well as our ability to possibly license from others patents and patent applications necessary to develop products; the availability of financing; the Company’s ability to implement its long range business plan for various applications of its technology; the Company’s ability to enter into agreements with any necessary marketing and/or distribution partners; the impact of competition, the obtaining and maintenance of any necessary regulatory clearances applicable to applications of the Company’s technology; and management of growth and other risks and uncertainties that may be detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission.

There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements, including whether the planned spin-off of the payments business is completed, as expected or at all, and the timing of any such spin-off; whether the conditions to the spin-off can be satisfied; whether the operational, marketing and strategic benefits of the spin-off can be achieved; whether the costs and expenses of the spin-off can be controlled within expectations; and general market and economic conditions. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements.

Media Contacts:

Chris Orlando

chris.orlando@nxt-id.com

+1-760-468-7273

D. Van Zant

+1-800-665-0411

press@nxt-id.com

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